UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

United States	0-50801	84-1655232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices, including zip code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the shareholders of SI Financial Group, Inc. was held on May 12, 2010.

(b)           The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

 1.            The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Rheo A. Brouillard	9,810,463	53,469
Roger Engle	9,814,113	49,819

There were 1,024,577 broker non-votes in the election of directors.

2.           The appointment of Wolf & Company, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
10,857,118	16,190	15,201

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: May 12, 2010	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Chief Financial Officer and Treasurer